UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No. )
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☐	Soliciting Material Pursuant to §240.14a-12

Lyft, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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On May 2, 2025, Lyft, Inc. (the “Company”) shared a letter with the Company’s shareholders which contains information relating to the Company’s 2025 annual meeting of the shareholders. A copy of that letter can be found below.

On May 2, 2025, the Company launched its website www.votelyft.com, which contains information relating to the Company’s 2025 annual meeting of the shareholders. A copy of the website content can be found below.


Lyft Remains Focused on Delivering Superior Financial Results for Stockholders
We urge you to vote "FOR" ONLY Lyft's director nominees (Sean Aggarwal, Jill Beggs, Ariel Cohen and Betsey Stevenson) on the WHITE proxy card today!

May 2, 2025

Dear Fellow Lyft Stockholder,

The Lyft Board of Directors and management team are focused on executing against our strategic priorities to continue to deliver best-ever financial and operating performance while accelerating initiatives that will have the biggest impact on drivers and riders, and greatly benefit the Company.

At Lyft's upcoming Annual Meeting of Stockholders on June 5, 2025, help Lyft continue to generate long-term value. Vote "FOR" ONLY Lyft's four highly qualified, independent director candidates — each of whom has played a critical role in overseeing the Company's financial and operational turnaround — using the WHITE proxy card. Your vote is important no matter how many shares you own.

This year, Engine Capital LP — a New York-based hedge fund and a holder of 0.8% of our common stock[1] — is seeking to replace two of the current members of the Lyft Board of Directors with its own hand-picked and underqualified director nominees. **We believe that Engine Capital's self-serving campaign would derail our compelling strategy and is not in the best interests of all our stockholders.**

We believe that a vote for Lyft's highly qualified, independent director nominees is in the best interests of the Company and ALL stockholders because:

- By Engine Capital's own admission, Lyft's strategy is delivering "commendable" **record financial results** and Lyft's Board of Directors and management team remain focused on accelerating initiatives that will have the biggest impact for our stakeholders. Lyft is committed to continuing to expand its platform and announced the acquisition of FREENOW on April 16, which will nearly double Lyft's total addressable market.

- Lyft's Board of Directors takes a **thoughtful approach to capital allocation** to ensure that we are enhancing stockholder value over the long term. You can see this in our recent announcement of our inaugural $500 million share repurchase program.

- Lyft's Board of Directors is **independent and highly qualified, rigorous in its approach to decision-making, and brings extensive knowledge**, proven business acumen and the vision to continue strengthening the business.

- Lyft has a **strong track record of stockholder engagement**, including with Engine Capital, and is open to views that will improve the Company and drive stockholder value.

To protect your investment, vote TODAY using the enclosed WHITE proxy card "FOR" ALL of Lyft's nominees: Sean Aggarwal, Jill Beggs, Ariel Cohen and Betsey Stevenson.

Lyft is Well Positioned for Continued Strong Execution

Under the Board of Directors' direct and experienced oversight, Lyft delivered best-ever financial results in 2024, including:

- Record Gross Bookings;
- Significant margin expansion;
- Continued significant reduction in stock-based compensation;
- Our first full year of GAAP profitability; and
- Our first full year of positive free cash flow.



Lyft continues to execute against a tremendous long-term opportunity. Our business model has substantial operational leverage, which we're unlocking by prudently managing the business and responsibly managing our cost structure. By being laser focused on accelerating initiatives that will have the biggest impact for drivers, riders and the Company, while also maintaining a disciplined capital allocation strategy, **we're confident in our ability to hit our long-term financial targets and take advantage of the massive opportunity ahead**.

Since our founders thoughtfully and intentionally transitioned leadership of Lyft to our CEO David Risher in 2023, we've revised our operating plan, reduced discretionary spending and stock-based compensation, reduced headcount and reprioritized R&D initiatives to focus on profitable growth and enhanced service to riders and drivers. We drove more than $500 million in annualized savings in 2022 and 2023, and in 2024 we continued to deliver leverage in our operating costs. Furthermore, we have grown Gross Bookings by 34%, Rides by 38%, and Active Riders by 21% during this time.[2]

Our most recent quarterly results are further proof that our strategy is working. In the fourth quarter of 2024, we had the highest number of driver hours in any quarter in our history and a record number of Active Riders and Rides. This performance enabled us to deliver over 100 basis points of fixed cost leverage, leading to improved unit economics despite the increasing costs of insurance. We expect to further expand our Adjusted EBITDA margin in 2025. And, as we are successfully executing against our strategic priorities, we've achieved industry-leading service levels and our highest market-share since 2022 as of the end of January. **We believe in the strength of our offering, the durability of our growth and our ability to run the business efficiently.**

Our plan is working — we will not be distracted, and we aren't taking our foot off the gas.





Vote the **WHITE** proxy card today!

Setting the Record Straight on Engine Capital's Statements

Since February 2025, we have met with Engine Capital seven times. These meetings were attended by senior leadership and independent members of the Lyft Board of Directors. This level of access to our leadership is simply unprecedented for a 0.8% stockholder. Furthermore, we continued to engage at senior levels with Engine Capital even after it decided to nominate directors.

During these meetings, we heard conflicting perspectives from Engine Capital about the direction the Company should take. Most notably, in February 2025, Engine Capital said that despite our commendable operating performance, Lyft "will continue to struggle as a standalone entity and deliver disappointing returns for shareholders" given "our increasingly fragile position" against our largest competitor. By April 2025, Engine Capital is now calling for a large, accelerated share buyback "before market perception improves" to capitalize on the "current disconnect between valuation and fundamentals." Such an apparent about-face in Engine Capital's conviction in the trajectory of our stock price severely discounts the credibility of their commentary.

Other claims made by Engine Capital demonstrated a lack of understanding of our business:

- That Lyft is the only company attracting and retaining talent through stock-based compensation instead of cash bonuses;
- That the public policy expertise of Lyft director Betsey Stevenson is irrelevant to our business, despite the fact that our business is greatly exposed to policy changes, labor market regulations and supply and demand dynamics, all of which inform the complex real-time pricing and market economics that are at the core of what we do;
- That another major gig platform would be interested in acquiring Lyft because it would be "common sense" despite Engine Capital presenting no credible indication that such an interest might exist.

Despite numerous claims that it has superior "financial sophistication," Engine Capital failed to demonstrate a baseline understanding of Lyft's business.

With that said, we share Engine Capital's frustration that our financial and operational improvement has not translated to our stock price performance. We have been and continue to be focused on reducing dilution from stock-based compensation, and we are tactically using our balance sheet to return capital to stockholders while expanding our addressable market through acquisitions. On these topics we believe that our actions speak louder than words.

Lyft Has a Disciplined Capital Allocation Strategy with a Focus on Delivering Sustainable, Long-Term Stockholder Value

Our Board members provide strong, independent and rigorous oversight of the execution of our strategy and the deployment of capital. Several Board members have specific expertise in capital allocation, including as former CFOs of major, best-in-class public companies:

- Sean Aggarwal was the former CFO of Trulia and drove a ~4x return on its stock through its $2.5 billion sale to Zillow. Sean is one of the directors standing for election at the annual meeting – and one of the directors specifically targeted by Engine Capital.
- Dave Stephenson, Chief Business Officer and Head of Employee Experience at Airbnb, previously served as CFO of Airbnb and oversaw $3.8 billion of stock repurchases while serving as CFO.
- David Lawee, co-founder of Crucible Labs, previously served as VP of Corporate Development at Google, where he oversaw 100+ M&A transactions with an aggregate value of $15+ billion.

Earlier this year, we announced a **$500 million share repurchase program** — the first such program in our history. We are actively managing dilution from stock-based compensation, and we have **reduced stock-based compensation by more than 50% since 2022**.

LYFT STOCK-BASED COMPENSATION ($MM)



$751
$485
$331
2022
2023
2024

Source: Lyft 2024 10-K filing.

We have adopted a market-aligned, predominantly performance-based compensation framework for management, which now includes annual cash incentive awards tied to the achievement of rigorous performance targets. These metrics incentivize nearer-term performance on our financial priorities that are critical to our ability to deliver sustained long-term value, while also reducing our stock-based compensation expense and associated dilution.

Most recently, we announced an agreement to acquire FREENOW, a leading European multi-mobility app with a taxi offering at its core. **This acquisition balances investing in attractive growth opportunities with a customer-obsessed bias.** The transaction will immediately fuel our growth strategy, unlock potential for partners, and level up the experience for drivers and riders alike. It also marks Lyft's most significant expansion outside North America, nearly doubling the Company's total addressable market to more than 300 billion personal vehicle trips per year, increasing annualized Gross Bookings by approximately €1 billion, diversifying revenue streams, and supporting Lyft's multi-year targets.

Finally, our excess cash balance proved incredibly strategic during the COVID-19 pandemic. Through any economic uncertainty, we will balance our focus on stockholder returns with maintaining a robust balance sheet. This is critical as we compete with significantly larger and better capitalized companies.

GROSS CASH POSITION ($BN)



$2.0
$7.0
$6.2
$3.0
Lyft
Uber
DoorDash
Grab

Source: Lyft 2024 10-K filing as of February 14, 2025, Uber 2024 10-K filing as of February 14, 2025, DoorDash 2024 10-K filing as of February 14, 2025, Grab 2024 6-K filing as of February 20, 2025.



Lyft's Refreshed Board of Directors is Independent and Highly Qualified

Lyft's Board of Directors has added four new directors since 2023, meaning that 40% of the Board of Directors has been refreshed in just the last couple of years. Lyft's directors are proven leaders who not only bring significant and diverse experience in areas critical to Lyft's business but also have strong track records and the expertise necessary to oversee our strategic and operational direction. Each acts independently and with a singular focus on doing what is right for Lyft and its stockholders. And they are holding management accountable for execution of our strategic plan.

LYFT'S NOMINEES AT THE ANNUAL MEETING ARE:

SEAN AGGARWAL



- Sean is our Lead Independent Director and has served as a member of the Lyft Board of Directors since February 2016.
- He is the highly successful former CFO of Trulia, where he generated a ~4x return on its stock when it was acquired by Zillow for $2.5 billion.
- He also has significant experience serving in senior roles at other major public technology companies including PayPal, eBay and Amazon.com.
- Sean is an experienced public company director and serves on the boards of Arlo Technologies, a home security company, and Sonder Holdings, a hospitality company. He previously served on the board of Yatra Online, an online travel company.

Sean is an essential member of the Lyft Board of Directors because of his significant operational experience as an executive with technology companies, and his deep understanding of finance, capital allocation, financial reporting, strategy, operations and risk management. His experience in these matters allows him to provide critical oversight and invaluable perspectives.

JILL BEGGS



- Jill has served as a member of Lyft's Board of Directors since December 2023.
- She has extensive experience in the insurance industry and is the Reinsurance Executive Vice President and Chief Operating Officer of Everest Group, a leading global provider of reinsurance and insurance solutions.
- She previously served in a variety of leadership positions at Munich Re, a global provider of reinsurance, primary insurance and insurance-related risk solutions.

Jill is critical to Lyft's Board of Directors given her deep operating experience in insurance. Insurance is crucial to Lyft's business, and the Lyft Board of Directors greatly benefits from her insights on the insurance market.

ARIEL COHEN



- Ariel has served as a member of Lyft's Board of Directors since March 2021.
- He is the CEO and Co-Founder of Navan, a corporate travel management and payments platform. Ariel is an accomplished technical product builder in a complicated industry.
- Ariel has also held a variety of senior roles at other technology and software companies, including StreamOnce, Jive and Hewlett-Packard.

Ariel is important to the Lyft Board of Directors because of his operational experience and technical expertise as a founder and executive of multiple technology companies, as well as his experience in senior leadership positions in product management. His perspective as a founder and active participant in the travel sector greatly enhances analysis and deliberation by the Lyft Board of Directors.

BETSEY STEVENSON



- Betsey has served as a member of Lyft's Board of Directors since November 2023.
- She is a leader in the fields of macro and labor economics, serving as a Professor of Economics and Public Policy at the University of Michigan Gerald R. Ford School of Public Policy, where she engages in widely-published research on workforce dynamics, policy implications, and the evolving intersection of labor markets, household decisions, and the macroeconomy. Prior to her position at the University of Michigan, she was on the faculty at the Wharton School.
- She has served in the highest levels of government as an adviser to the President of the United States while serving on the Council of Economic Advisers, as an adviser to the Secretary of Labor as Chief Economist for the U.S. Department of Labor, and as an adviser on tax policy at the U.S. Treasury during a presidential transition. She has testified before Congress on many occasions. Dr. Stevenson is a widely sought expert on monetary policy, financial markets, and economic forecasting and appears regularly on prominent financial media outlets.

Betsey brings a valuable perspective to the Lyft Board of Directors with her significant experience in economics and public policy. Our business is greatly exposed to policy changes, labor market regulations and supply and demand dynamics. Complex real-time pricing at scale and market economics are at the very core of what we do. Betsey greatly helps the Lyft Board of Directors as it positions the Company to respond to an evolving workforce and regulatory environment, particularly as Lyft continues to pioneer the global rideshare market. She provides valuable perspectives to management in strategic decisions regarding the driver and rider population and navigating policy and macroeconomic risk.

To protect your investment, vote TODAY using the enclosed WHITE proxy card "FOR" ALL of Lyft's nominees: Sean Aggarwal, Jill Beggs, Ariel Cohen and Betsey Stevenson.



Engine Capital's Nominees Would Not Bring New Skills to the Board of Directors

Members of Lyft's Board of Directors and management team have engaged extensively with Engine Capital over the past several months in an attempt to better understand their views and share ours. During our discussions, there was broad alignment between initiatives already underway or under consideration at the Company and Engine Capital's suggested initiatives. In fact, Engine Capital has stated that it invested in Lyft due to our recognized brand, strong market position in the growing rideshare market and our improving fundamentals. Engine Capital even went on to say that Lyft has made commendable progress in improving operational performance.[3]

As part of good faith efforts to seek a resolution that would avoid a costly and time-consuming proxy contest, the Board of Directors' Nominating and Corporate Governance Committee closely, and with an open mind, reviewed the qualifications of the two director candidates put forth by Engine Capital. Ultimately, we determined that the skills and experiences that each candidate would bring are neither additive nor complementary to the Board of Directors' current composition.

Compared to Lyft's nominees, who bring extensive knowledge, proven business acumen and the vision to continue strengthening the business, Engine Capital's nominees have little to no public board experience at companies of the size and scale of Lyft, and no expertise that matches Lyft's critical needs, including technology, transportation networks or marketplace businesses. Electing Engine Capital's nominees has the potential to disrupt our value-creating strategy.

In addition, Engine Capital has highlighted several actions that it believes that Lyft needs to take. It's important for stockholders to have the facts on each:

AGGRESSIVELY REPURCHASE SHARES

In February 2025, before we engaged with Engine Capital, the Board of Directors authorized a $500 million share repurchase program, which corresponds to 9% of our current market capitalization.

Lyft is listening to stockholder feedback as we evaluate the best use of our strong free cash flow.

Lyft's Board of Directors is also continuing to take a thoughtful approach to capital allocation to ensure it is enhancing value over the long term.

REDUCE DILUTION

The Company has made significant strides in reducing stock-based compensation in recent years, and this has allowed us to meaningfully manage dilution. For example, Lyft's Board of Directors has reduced stock-based compensation by 56% from 2022 to 2024. And we are significantly ahead of our goal of less than 5% average dilution by 2025 and less than 4% average dilution by 2027.

Specifically, Lyft's annual gross dilution[4] of approximately 5.17% for 2024 using end-of-year total outstanding shares is at the midpoint of the 2-year average for its proxy peer set, and is below the 6.4% Gross Dilution Benchmark for the Russell 3000 set by Institutional Shareholder Services.[5]

INITIATE A STRATEGIC REVIEW

While we are always open to maximizing stockholder value, we do not believe that stockholders would benefit from a public strategic review process.

A public process would be especially distracting for employees, who are focused on executing and delivering great results.

That said, Lyft's Board of Directors and management team are open-minded regarding any value creating opportunities and regularly review the Company's priorities and assess them against a variety of strategic options.

By their own account, Engine Capital is not aware of any acquisition interest.


301 King St
Wait for 4:55
Lisa
Slide to pick up
lyft
Arrive

The Choice is Clear — Protect the Value of Your Investment, **VOTE ON THE WHITE PROXY CARD TODAY**

With strong leadership, a highly qualified, independent, focused and refreshed Board of Directors, and financial results that have over-delivered, Lyft is already taking advantage of the growing market and massive opportunity ahead.

Our plan is working — we will not be distracted, and we aren’t taking our foot off the gas.

Engine Capital’s director nominations jeopardize the value of your investment and risk the significant progress we are making. Don’t be fooled by Engine Capital. **Vote TODAY using the enclosed WHITE proxy card “FOR” ALL of Lyft’s nominees: Sean Aggarwal, Jill Beggs, Ariel Cohen and Betsey Stevenson.**

On behalf of your Board of Directors and the management team, thank you for your continued support.

Sincerely,
THE LYFT BOARD OF DIRECTORS



YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

Our Board of Directors strongly urges you **NOT** to sign or return any blue proxy card sent to you by Engine Capital. **We urge you to vote "FOR" ONLY Lyft's director nominees (Sean Aggarwal, Jill Beggs, Ariel Cohen and Betsey Stevenson) on the WHITE proxy card today!**

If you have any questions or require assistance with voting your **WHITE** proxy card, please contact:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders may call toll-free at (877) 750-0926
Banks and brokers may call collect at (212) 750-5833

Lyft's definitive proxy materials and other materials regarding the Board of Directors' recommendation for the 2025 Annual Meeting can be found at www.VoteLyft.com

Forward-Looking Statements

This letter contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or Lyft's strategy, operations or future financial performance. In some cases, you can identify forward looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "continue" or "shape" or the negative of these words or other similar terms or expressions that concern Lyft's expectations, strategy, priorities, plans or intentions. However, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this letter include, but are not limited to, statements regarding Lyft's business execution and positioning, expectations regarding our proposed acquisition of FREENOW and its anticipated impact on our total addressable market and international operations, and expectations regarding stockholder value commitments. Lyft's expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks related to the macroeconomic environment and risks regarding our ability to forecast our performance due to our limited operating history. The forward-looking statements contained in this letter are also subject to other risks and uncertainties, including those more fully described in Lyft's filings with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 that was filed with the SEC on February 14, 2025. The forward-looking statements in this letter are based on information available to Lyft as of the date hereof, and Lyft disclaims any obligation to update any forward-looking statements, except as required by law.

1. Per Engine Capital's Definitive Proxy Statement filed on April 28, 2025.
2. Time periods referenced for Gross Bookings and Rides growth is from 2022 to 2024 and for Active Riders growth is from Q4 2022 to Q4 2024.
3. Per Engine Capital's Definitive Proxy Statement filed on April 28, 2025.
4. Gross dilution is a standard measure of equity usage, and reflects total gross shares granted for compensation purposes during a measurement period against total outstanding shares at the end of the period.
5. "United States Equity Compensation Plans - Frequently Asked Questions" published by Institutional Shareholder Services on December 16, 2024.



Vote the WHITE Proxy Card "FOR" Lyft's Highly-Qualified Director Nominees and Proposals TODAY

At Lyft's 2025 Annual Meeting, you will face an important decision regarding the future of our company and your investment.

The Lyft board of directors and management team are committed to creating long-term value for all stockholders, and will continue to take actions to achieve what we believe are in the best interests of all stockholders.

Our Strategy for the Future

Lyft continues to make great progress executing on our strategic plan and delivering value to our stockholders

Our Strategy →



DRIVING OPERATIONAL IMPROVEMENTS TO ENHANCE SERVICE

At Lyft, we are customer obsessed, and drivers and riders are choosing Lyft at record rates

Our Improvements →



OPTIMIZING OUR BUSINESS MODEL

Lyft has been on a multi-year journey to improve operational and financial results

Our Journey →



ALLOCATING CAPITAL TO DRIVE VALUE FOR STOCKHOLDERS

Lyft is successfully executing its goals to position the Company for sustained revenue, profit and cash flow growth – while returning capital to investors

How We're Driving Value →

Our Highly-Qualified Directors

Our board of directors regularly reviews its composition to ensure that our directors have the right mix of skills and experience to lead the Company

Meet our Full Board of Directors →

OUR NOMINEES

Since 2023, our board of directors added four new independent directors: **Jill Beggs, Dave Stephenson, Betsey Stevenson** and **Janey Whiteside**



Sean Aggarwal

Lead Independent Director since April 2023
Member of Lyft's board of directors since February 2016

- Highly successful former CFO of Trulia – generated a ~4x return on its stock when it was acquired by Zillow for $2.5 billion.
- Significant experience serving in senior roles at other major public technology companies including PayPal, eBay and Amazon.com, and experienced public company director.
- Deep understanding of finance, capital allocation, financial reporting, strategy, operations and risk management.

Read Bio →



Jill Beggs

Member of Lyft's board of directors since December 2023

- Current Reinsurance EVP and Chief Operating Officer of Everest Group.
- Previously served in a variety of leadership positions at Munich Re, a global provider of reinsurance, primary insurance and insurance-related risk solutions.
- Invaluable operating experience in insurance, which is critical to Lyft's business.

Read Bio →

Every vote counts. VOTE TODAY.

Our board of directors does NOT endorse the election of Engine Capital's nominees and urges you to vote "**FOR**" only the nominees recommended by our board of directors: **Sean Aggarwal, Jill Beggs, Ariel Cohen** and **Betsey Stevenson.**

We urge you to protect the value of your investment in Lyft by following the instructions on the **WHITE** proxy card to vote "**FOR**" the nominees and proposals recommended by our board of directors and to disregard any materials and NOT to sign, return or vote using any BLUE proxy card sent to you by or on behalf of Engine Capital, even as a protest vote.

How to Vote →



Contact

INVESTORS

Aurélien Nolf, Investor Relations
investor@lyft.com

MEDIA

Terra Carmichael, Communications
press@lyft.com

Eric Brielmann / Jed Repko
Joele Frank, Wilkinson Brimmer Katcher
212-895-8600

QUESTIONS?

If you have any questions or require assistance with voting your WHITE proxy card, please contact our proxy solicitation firm:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders may call toll-free at (877) 750-0926
Banks and brokers may call collect at (212) 750-5833

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OUR NOMINEES

Since 2023, our board of directors added four new independent directors: **Jill Beggs, Dave Stephenson, Betsey Stevenson** and **Janey Whiteside**



Ariel Cohen

Member of Lyft's board of directors since March 2021

- Current CEO and Co-Founder of Navan, a corporate travel management and payments platform.
- Former VP, Product Management at Jive Software, Inc. and CEO and Co-Founder of StreamOnce, Inc.
- Significant operational experience and technical expertise as a founder and executive of multiple technology and software companies, including StreamOnce, Jive and Hewlett-Packard.

Read Bio →



Betsey Stevenson

Member of Lyft's board of directors since November 2023

- Leader in the field of labor economics, serving as a Professor of Economics and Public Policy at the University of Michigan Gerald R. Ford School of Public Policy.
- Unique expertise has landed her prior roles as a former Member on the Council of Economic Advisers for The White House and former Chief Economist for the U.S. Department of Labor and as an Assistant Professor at the University of Pennsylvania Wharton School.
- Significant experience in economics and public policy, which greatly helps our board of directors position Lyft to respond to an evolving workforce.

Read Bio →



Meet Lyft's Board of Directors

Your board of directors is confident that Lyft is on the right path forward and is unwavering in its commitment to act in the best interests of all stockholders.

Key Facts About Our Board of Directors

4
have joined since 2023

30%
female

53
average age

Your Board of Directors

Your board of directors is is made up of dedicated and experienced leaders who possess the skills and insight needed to guide Lyft's ongoing growth and success. They are the right people to steer our company forward.

UP FOR REELECTION



Sean Aggarwal

Mr. Aggarwal has served as a member of our board of directors since February 2016 and was appointed as Lead Independent Director in April 2023.

Mr. Aggarwal brings significant operational experience as an executive with technology companies, and deep understanding of finance, capital allocation, financial reporting, strategy, operations and risk management. His experience in these matters at technology companies allows him to provide critical oversight and invaluable perspectives.

Read Bio ↗



Jill Beggs

Ms. Beggs has served as a member of our board of directors since December 2023.

Ms. Beggs brings significant operating experience in insurance. Insurance is critical to our business, and our board of directors greatly benefits from her insights, as a senior insurance executive, on the insurance market.

Read Bio ↗



Ariel Cohen

Mr. Cohen has served as a member of our board of directors since March 2021.

Mr. Cohen brings operational experience and technical expertise as a founder and executive of multiple technology companies, as well as experience in senior leadership positions in product management. His perspective as a founder and active participant in the travel sector greatly enhances discussions by our board of directors.

Read Bio ↗



Betsey Stevenson

Dr. Stevenson has served as a member of our board of directors since November 2023.

Dr. Stevenson brings significant experience in monetary policy, financial markets, and economic forecasting. She is a widely published economics and policy expert with significant leadership experience navigating the labor market, the macroeconomy, political risk, and supply and demand dynamics. This perspective greatly helps our board of directors as it positions the Company to make strategic decisions regarding the driver and rider population while navigating complex legislative policy and macroeconomic risk.

Read Bio ↗



David Risher

Mr. Risher has served as our Chief Executive Officer since April 2023 and as a member of our board of directors since July 2021.

Mr. Risher brings operational and leadership experience as a founder and executive, as well as experience in senior leadership roles at scaled technology companies. He also provides valuable insight in his current capacity as our Chief Executive Officer.

Read Bio ↗



Logan Green

Mr. Green is a co-founder of Lyft and has served as a member of our board of directors since our founding.

Mr. Green brings perspective and experience as a co-founder of the Company, as our Board Chair, and as our former Chief Executive Officer. He has unique insight into Lyft and our business, and these perspectives are invaluable to our board of directors.

Read Bio ↗



Dave Stephenson

Mr. Stephenson has served as a member of our board of directors since February 2023.

Mr. Stephenson brings significant operational experience as an executive with technology companies and a deep understanding of finance, capital allocation, financial reporting, strategy, operations and risk management. He has overseen billions of dollars of share repurchases, and his perspective helps inform board discussions about the considerations and tradeoffs inherent in capital allocation.

Read Bio ↗



John Zimmer

Mr. Zimmer is a co-founder of Lyft and has served as our Vice Chair since January 2019 and as a member of our board of directors since June 2010.

Mr. Zimmer brings perspective and experience as a co-founder, as our Vice Chair, and as our former President. He has unique insight into Lyft and our business, and these perspectives are invaluable to our board of directors.

Read Bio ↗



David Lawee

Mr. Lawee has served as a member of our board of directors since November 2017.

Mr. Lawee brings extensive experience as a seasoned investor and deep knowledge of technology companies. He has been an active participant in corporate development of technology companies operating at scale, and brings this knowledge and perspective to our board of directors.

Read Bio ↗



Janey Whiteside

Ms. Whiteside has served as a member of our board of directors since July 2023.

Ms. Whiteside brings significant operational experience as an executive leading consumer marketing and loyalty programs. Given the consumer-facing nature of our business, Ms. Whiteside brings a unique perspective to board discussions.

Read Bio ↗

Every vote counts. VOTE TODAY.

Our board of directors does NOT endorse the election of Engine Capital's nominees and urges you to vote "**FOR**" only the nominees recommended by our board of directors: **Sean Aggarwal, Jill Beggs, Ariel Cohen** and **Betsey Stevenson.**

We urge you to protect the value of your investment in Lyft by following the instructions on the **WHITE** proxy card to vote "**FOR**" the nominees and proposals recommended by our board of directors and to disregard any materials and NOT to sign, return or vote using any BLUE proxy card sent to you by or on behalf of Engine Capital, even as a protest vote.

How to Vote →



Contact

INVESTORS

Aurélien Nolf, Investor Relations
investor@lyft.com

MEDIA

Terra Carmichael, Communications
press@lyft.com

Eric Brielmann / Jed Repko
Joele Frank, Wilkinson Brimmer Katcher
212-895-8600

QUESTIONS?

If you have any questions or require assistance with voting your WHITE proxy card, please contact our proxy solicitation firm:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders may call toll-free at (877) 750-0926
Banks and brokers may call collect at (212) 750-5833

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Sean Aggarwal

Mr. Aggarwal has served as a member of our board of directors since February 2016 and was appointed as Lead Independent Director in April 2023.

Mr. Aggarwal previously served as our Board Chair from January 2019 to April 2023. Since February 2022, Mr. Aggarwal has served as Co-Founder and Chairman of Borderless AI, an artificial intelligence-powered human resource management platform. Since March 2016, Mr. Aggarwal has served as the Chief Executive Officer of Soar Capital, LLC, where he focuses on investments in early-stage technology companies. Previously, Mr. Aggarwal served as the Chief Financial Officer at Trulia, Inc., an online real estate company. Prior to Trulia, Mr. Aggarwal served as the Vice President of Finance at PayPal, Inc., an online payments company, and at eBay Inc. ("eBay") in various finance roles including as Vice President of Finance. Prior to eBay, Mr. Aggarwal served as Director of Finance at Amazon.com, Inc., an e-commerce company. Mr. Aggarwal started his career in investment banking with Merrill Lynch, Pierce, Fenner & Smith Incorporated, a financial services company. Mr. Aggarwal currently serves as a member of the board of directors of Arlo Technologies, Inc., a home security company, and Sonder Holdings Inc., a hospitality company. In addition, in the past five years, he served on the board of directors of Yatra Online, Inc., an online travel company.

Mr. Aggarwal holds a Master of Management from Northwestern University, Kellogg School of Management.

Mr. Aggarwal brings significant operational experience as an executive with technology companies, and deep understanding of finance, capital allocation, financial reporting, strategy, operations and risk

UP FOR REELECTION



Sean Aggarwal

Mr. Aggarwal has served as a member of our board of directors since February 2016 and was appointed as Lead Independent Director in April 2023.

Mr. Aggarwal previously served as our Board Chair from January 2019 to April 2023. Since February 2022, Mr. Aggarwal has served as Co-Founder and Chairman of Borderless AI, an artificial intelligence-powered human resource management platform. Since March 2016, Mr. Aggarwal has served as the Chief Executive Officer of Soar Capital, LLC, where he focuses on investments in early-stage technology companies. Previously, Mr. Aggarwal served as the Chief Financial Officer at Trulia, Inc., an online real estate company. Prior to Trulia, Mr. Aggarwal served as the Vice President of Finance at PayPal, Inc., an online payments company, and at eBay Inc. ("eBay") in various finance roles including as Vice President of Finance. Prior to eBay, Mr. Aggarwal served as Director of Finance at Amazon.com, Inc., an e-commerce company. Mr. Aggarwal started his career in investment banking with Merrill Lynch, Pierce, Fenner & Smith Incorporated, a financial services company. Mr. Aggarwal currently serves as a member of the board of directors of Arlo Technologies, Inc., a home security company, and Sonder Holdings Inc., a hospitality company. In addition, in the past five years, he served on the board of directors of Yatra Online, Inc., an online travel company.

Mr. Aggarwal holds a Master of Management from Northwestern University, Kellogg School of Management.

Mr. Aggarwal brings significant operational experience as an executive with technology companies, and deep understanding of finance, capital allocation, financial reporting, strategy, operations and risk management. His experience in these matters at technology companies allows him to provide critical oversight and invaluable perspectives.





Mr. Cohen brings operational experience and technical expertise as a founder and executive of multiple technology companies, as well as experience in senior leadership

Dr. Stevenson brings significant experience in monetary policy, financial markets, and economic forecasting. She is a widely published economics and policy expert with



Jill Beggs

Ms. Beggs has served as a member of our board of directors since December 2023.

Since February 2024, Ms. Beggs has served as the Reinsurance Executive Vice President and Chief Operating Officer of Everest Group, Ltd. ("Everest"), a leading global provider of reinsurance and insurance solutions. From November 2021 to February 2024, Ms. Beggs served as the Senior Vice President and Head of North America Reinsurance of Everest. Prior to Everest, from April 2002 to November 2021, Ms. Beggs served in various leadership roles at Munich Re, a global provider of reinsurance, primary insurance and insurance-related risk solutions, most recently as President of Excess & Surplus Lines for Munich Re Specialty Insurance. She is a Chartered Property and Casualty Underwriter (CPCU) and earned the Associate in Reinsurance (ARe) designation. She is a member of the Association of Professional Insurance Women (APIW) and the Central NJ Chapter of the CPCU.

Ms. Beggs holds a B.A. in Management with a concentration in Finance and minors in Math and Spanish from Gettysburg College.

Ms. Beggs brings significant operating experience in insurance. Insurance is critical to our business, and our board of directors greatly benefits from her insights, as a senior insurance executive, on the insurance market.

Mr. Cohen has served as a member of our board of directors since March 2021.

Mr. Cohen brings operational experience and technical expertise as a founder and executive of multiple technology

Dr. Stevenson has served as a member of our board of directors since November 2023.

Dr. Stevenson brings significant experience in monetary policy, financial markets, and economic forecasting. She is a

an executive with technology companies, and deep understanding of finance, capital allocation, financial reporting, strategy, operations and risk management. His experie

board of directors greatly benefits from her insights, as a senior insurance executive, on the insurance market.



Ariel Cohen

Mr. Cohen has served as a member of our board of directors since March 2021.

Since May 2015, Mr. Cohen has served as the Chief Executive Officer and Co-Founder of Navan, Inc., a corporate travel management and payments platform. From April 2013 to May 2015, Mr. Cohen served as Vice President, Product Management at Jive Software, Inc. ("Jive"), a provider of social business software. From May 2012 to April 2013, Mr. Cohen served as the Chief Executive Officer and Co-Founder of StreamOnce, Inc., a business multimedia integration platform which was acquired by Jive. From December 2010 to May 2012, Mr. Cohen served as Senior Director, Product Management at Jive. Prior to Jive, Mr. Cohen served in various senior roles at Hewlett-Packard Company, a multinational information technology company.

Mr. Cohen holds a B.A. in Economics from The College of Management Academic Studies (Colman) and an E.M.B.A. from Northwestern University, Kellogg School of Management in partnership with Tel Aviv University.

Mr. Cohen brings operational experience and technical expertise as a founder and executive of multiple technology companies, as well as experience in senior leadership positions in product management. His perspective as a founder and active participant in the travel sector greatly enhances discussions by our board of directors.

understanding of finance, capital allocation, financial reporting, strategy, operations and risk management. His experience in these matters at technology companies allows him to

senior insurance executive, on the insurance market.



Betsey Stevenson

Dr. Stevenson has served as a member of our board of directors since November 2023.

Since September 2019, Dr. Stevenson has served as a Professor of Economics and Public Policy at the University of Michigan Gerald R. Ford School of Public Policy, where she engages in widely-published research on workforce dynamics, policy implications, and the evolving intersection of labor markets, household decisions, and the macroeconomy. From September 2012 to September 2019, she was an Associate Professor of Public Policy and Economics with tenure.

Dr. Stevenson has also served in the highest levels of government. She served on the 2020 Presidential transition team advising on tax policy at the U.S. Treasury, as an adviser to the President of the United States as a Member on the Council of Economic Advisers from July 2013 to August 2015, taking a leave from her role at the University of Michigan. Prior to the Council of Economic Advisers, Dr. Stevenson served as the Chief Economist for the U.S. Department of Labor, and as an Assistant Professor at the University of Pennsylvania's Wharton School.

Dr. Stevenson is the co-author of several economics textbooks published by Macmillan Learning. She is a frequent speaker and writer on the macroeconomy, has testified before Congress on many occasions and appears regularly on prominent financial media outlets as an expert commentator.

Dr. Stevenson holds a B.A. in Economics and Mathematics from Wellesley College and an M.A. and Ph.D. in Economics from Harvard University.



Since September 2019, Dr. Stevenson has served as a Professor of Economics and Public Policy at the University of Michigan Gerald R. Ford School of Public Policy, where she engages in widely-published research on workforce dynamics, policy implications, and the evolving intersection of labor markets, household decisions, and the macroeconomy. From September 2012 to September 2019, she was an Associate Professor of Public Policy and Economics with tenure.

Dr. Stevenson has also served in the highest levels of government. She served on the 2020 Presidential transition team advising on tax policy at the U.S. Treasury, as an adviser to the President of the United States as a Member on the Council of Economic Advisers from July 2013 to August 2015, taking a leave from her role at the University of Michigan. Prior to the Council of Economic Advisers, Dr. Stevenson served as the Chief Economist for the U.S. Department of Labor, and as an Assistant Professor at the University of Pennsylvania's Wharton School.

Dr. Stevenson is the co-author of several economics textbooks published by Macmillan Learning. She is a frequent speaker and writer on the macroeconomy, has testified before Congress on many occasions and appears regularly on prominent financial media outlets as an expert commentator.

Dr. Stevenson holds a B.A. in Economics and Mathematics from Wellesley College and an M.A. and Ph.D. in Economics from Harvard University.

Dr. Stevenson brings significant experience in monetary policy, financial markets, and economic forecasting. She is a widely published economics and policy expert with significant leadership experience navigating the labor market, the macroeconomy, political risk, and supply and demand dynamics. This perspective greatly helps our board of directors as it positions the Company to make strategic decisions regarding the driver and rider population while navigating complex legislative policy and macroeconomic risk.



David Risher



Logan Green



David Risher

Mr. Risher has served as our Chief Executive Officer since April 2023 and as a member of our board of directors since July 2021.

Mr. Risher co-founded Worldreader, a non-profit organization, and served as its Chief Executive Officer from November 2009 until April 2023, as Board President from March 2010 until April 2023 and as Board Founding Chair since April 2023. Prior to Worldreader, Mr. Risher served as Senior Vice President, US Retail at Amazon.com, Inc. ("Amazon"), an e-commerce company. Prior to joining Amazon, he served as a General Manager at Microsoft Corporation, a software company. Mr. Risher currently serves on the boards of directors of several privately-held and non-profit companies.

Mr. Risher holds a B.A. in Comparative Literature from Princeton University, an M.B.A. from Harvard Business School and an honorary Ph.D. from Wilson College.

Mr. Risher brings operational and leadership experience as a founder and executive, as well as experience in senior leadership roles at scaled technology companies. He also provides valuable insight in his current capacity as our Chief Executive Officer.

Mr. Stephenson has served as a member of our board of directors since February 2023.

Mr. Stephenson brings significant operational experience as an executive with technology companies and a deep understanding of finance, capital allocation, financial

Mr. Zimmer is a co-founder of Lyft and has served as our Vice Chair since January 2019 and as a member of our board of directors since June 2010.

Mr. Zimmer brings perspective and experience as a co-founder, as our Vice Chair, and as our former President. He

Mr. Risher has served as our Chief Executive Officer since April 2023 and as a member of our board of directors since July 2021.

Mr. Green is a co-founder of Lyft and has served as a member of our board of directors since our founding.



John Zimmer

Mr. Zimmer is a co-founder of Lyft and has served as our Vice Chair since January 2019 and as a member of our board of directors since June 2010.

Mr. Zimmer previously served as our President from March 2013 until June 2023 and our Chief Operating Officer from July 2008 until March 2013. Prior to co-founding Lyft, he served as an analyst in real estate finance at Lehman Brothers Holdings Inc., which was a global financial services firm.

Mr. Zimmer holds a B.S. in Hotel Administration from Cornell University.

Mr. Zimmer brings perspective and experience as a co-founder, as our Vice Chair, and as our former President. He has unique insight into Lyft and our business, and these perspectives are invaluable to our board of directors.

understanding of finance, capital allocation, financial reporting, strategy, operations and risk management. He has overseen billions of dollars of share repurchases, and his perspective helps inform board discussions about the considerations and tradeoffs inherent in capital allocation.

Read Bio ↗

founder, as our Vice Chair, and as our former President. He has unique insight into Lyft and our business, and these perspectives are invaluable to our board of directors.

Read Bio ↗



Logan Green

Mr. Green is a co-founder of Lyft and has served as a member of our board of directors since our founding.

Mr. Green was appointed Board Chair in April 2023. He served as our Chief Executive Officer from our founding until April 2023. Prior to co-founding Lyft, Mr. Green created the first car-share program at the University of California, Santa Barbara and served on the board of the Santa Barbara Metropolitan Transit District. Mr. Green is currently a Venture Partner at Autotech Ventures, an early-stage venture capital firm, and serves as a member of the board of directors of eBay, an online marketplace and payments company.

Mr. Green holds a B.A. in Business Economics from the University of California, Santa Barbara.

Mr. Green brings perspective and experience as a co-founder of the Company, as our Board Chair, and as our former Chief Executive Officer. He has unique insight into Lyft and our business, and these perspectives are invaluable to our board of directors.



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Dave Stephenson

Mr. Stephenson has served as a member of our board of directors since February 2023.

Mr. Stephenson brings significant operational experience as an executive with technology companies and a deep understanding of finance, capital allocation, financial



John Zimmer

Mr. Zimmer is a co-founder of Lyft and has served as our Vice Chair since January 2019 and as a member of our board of directors since June 2010.

Mr. Zimmer brings perspective and experience as a co-founder, as our Vice Chair, and as our former President. He

Mr. Risher has served as our Chief Executive Officer since April 2023 and as a member of our board of directors since July 2021.

Mr. Green is a co-founder of Lyft and has served as a member of our board of directors since our founding.



Dave Stephenson

Mr. Stephenson has served as a member of our board of directors since February 2023.

Mr. Stephenson is the Chief Business Officer and Head of Employee Experience of Airbnb, Inc. ("Airbnb"), a vacation rental online marketplace company. Mr. Stephenson has been the Chief Business Officer since January 2024 and the Head of Employee Experience since August 2021. Mr. Stephenson was previously the Chief Financial Officer of Airbnb from January 2019 to February 2024. Prior to joining Airbnb, Mr. Stephenson spent 17 years at Amazon, where he was most recently Vice President and Chief Financial Officer of their Worldwide Consumer Organization from June 2015 to December 2018. Before that, from September 2013 to June 2015, Mr. Stephenson was the Chief Financial Officer of Amazon's International Consumer business and led finance across many areas of the company. Mr. Stephenson served as President and Chief Financial Officer of Big Fish Games, Inc., a gaming company, from September 2011 to September 2013.

Mr. Stephenson holds a B.S. in Industrial and Management Engineering from Montana State University and an M.B.A. from the University of Iowa.

Mr. Stephenson brings significant operational experience as an executive with technology companies and a deep understanding of finance, capital allocation, financial reporting, strategy, operations and risk management. He has overseen billions of dollars of share repurchases, and his perspective helps inform board discussions about the considerations and tradeoffs inherent in capital allocation.

reporting, strategy, operations and risk management. He has overseen billions of dollars of share repurchases, and his perspective helps inform board discussions about the

has unique insight into Lyft and our business, and these perspectives are invaluable to our board of directors.



David Lawee

Mr. Lawee has served as a member of our board of directors since November 2017.

Since November 2024, Mr. Lawee has served as Co-Founder of Crucible Labs, a blockchain services company dedicated to advancing decentralized AI. From January 2013 to June 2023, Mr. Lawee served as the Founder and Managing Partner of CapitalG, a growth equity fund backed by Alphabet Inc., the parent company of Google LLC ("Google"), a global technology company. Prior to CapitalG, Mr. Lawee served as Google's Vice President, Marketing and later as Google's Vice President, Corporate Development. Prior to joining Google, Mr. Lawee co-founded numerous companies, including Xfire, Inc., an online gaming company which was acquired by Viacom Inc., and Mosaic Venture Partners, a venture capital firm. Mr. Lawee currently serves on the boards of directors of a number of privately held companies.

Mr. Lawee holds a B.A. in Philosophy from the University of Western Ontario, an M.B.A from the University of Chicago and a B.C.L. from McGill University.

Mr. Lawee brings extensive experience as a seasoned investor and deep knowledge of technology companies. He has been an active participant in corporate development of technology companies operating at scale, and brings this knowledge and perspective to our board of directors.

Every vote counts. VOTE TODAY.

reporting, strategy, operations and risk management. He has overseen billions of dollars of share repurchases, and his perspective helps inform board discussions about the consid

has unique insight into Lyft and our business, and these perspectives are invaluable to our board of directors.



Janey Whiteside

Ms. Whiteside has served as a member of our board of directors since July 2023.

Ms. Whiteside has served as a partner of the Consello Group ("Consello"), a financial services advisory and strategic investing platform, since October 2022 and as its Chief Growth Officer since July 2024. She previously served as CEO of Consello's Growth and Business Development division from October 2022 until July 2024. Prior to joining Consello, Ms. Whiteside was Executive Vice President and Chief Customer Officer of Walmart Inc., a multinational retail corporation, from August 2018 to March 2022. From 1997 to July 2018, Ms. Whiteside served at American Express Company, a diversified financial services company, in business development, marketing and operating roles in various customer segments, including most recently as EVP & GM – Global Premium Products & Benefits and EVP & GM – Global Charge Products, Benefits & Services. Ms. Whiteside serves as a member of the Board of Directors of LendingClub Corporation, a publicly traded bank, and Caravan, a celebrity-brand incubator aligned with CAA.

Ms. Whiteside holds an Economics and Management Studies degree (BSc Econ) from Cardiff University.

Ms. Whiteside brings significant operational experience as an executive leading consumer marketing and loyalty programs. Given the consumer-facing nature of our business, Ms. Whiteside brings a unique perspective to board discussions.



Every vote counts. VOTE TODAY.



Our Value Creation Strategy

Lyft's current strategy is delivering record financial results. Our board of directors and management team remain focused on accelerating initiatives that will have the biggest impact for our stakeholders.

Driving operational improvements to enhance service

At Lyft, we are customer obsessed, and drivers and riders are choosing Lyft at record rates



RECENT RIDER & DRIVER WINS

- In 2024, we reached annual all-time highs in rides, riders and driver hours.
- Continued improvement in price reliability, thanks to reductions in Prime Time and our price lock feature.
- In Q4 2024, we had the highest number of driver hours than in any quarter in Lyft history and a record number of active riders.
- Service levels are industry-leading as noted in our Q4 2024 earnings, and our market share at the end of January this year was the highest it's been since 2022.
- Recent agreement to acquire FREENOW will immediately fuel Lyft's growth strategy, unlock potential for partners, and significantly level up the experience for drivers and riders alike.

ACCORDING TO A Q4 2024 SURVEY

- Driver preference for Lyft was 16 percentage points higher than our largest rideshare competitor in Q4, up from 12 percentage points the prior quarter.
- Average rider frequency and rider satisfaction grew on a year-on-year basis every quarter in 2024.

We will continue to operate with the same dedication and commitment to our riders and drivers into the future.



Optimizing our business model

Lyft has been on a multi-year journey to improve operational and financial results

OUR LONG-TERM BUSINESS MODEL INCLUDES TAKING A DISCIPLINED COST MANAGEMENT AND CAPITAL ALLOCATION APPROACH

- Drove record performance in 2024, enabling us to deliver over 100 basis points of fixed cost leverage and improving unit economics despite increasing insurance costs.
- Improving our annualized Adjusted EBITDA by approximately $20 million by the end of 2025.
- Unlocking fixed cost leverage by prudently managing the business and responsibly managing our cost structure.
- The board of directors has reduced stock-based compensation by 56% from 2022 to 2024.
- Taking decisive actions that have delivered our best-ever financial results and created value for our stockholders.

BY THE NUMBERS

We delivered our best-ever financial results in 2024:

- Record gross bookings - $16.1 billion (up 17% year over year)
  - Revenue of $5.8 billion was up 31% year over year
  - Net income of $22.8 million compared to a net loss of $(340.3) million in 2023[1]
- Significant margin expansion
- Our first full year of GAAP profitability
- Our first full year of positive free cash flow - $766.3 million compared to $(248.1) million in 2023

---

1. Net income as a percentage of Gross Bookings was 0.1% compared to net loss as a percentage of Gross Bookings of (2.5)% in 2023.

Allocating capital to enhance value for stockholders

Lyft is successfully executing its goals to position the Company for sustained revenue, profit and cash flow growth



AUTHORIZED A $500 MILLION SHARE BUYBACK PROGRAM, ANNOUNCED IN FEBRUARY 2025

- Possible because of the board of directors' strong oversight and dramatic improvement in Lyft's free cash flow generation over the last year.
- Benefit of this buyback will be bolstered by the intentional, ongoing work Lyft is doing to control factors such as dilution from stock-based compensation.

RECENT AGREEMENT TO ACQUIRE FREENOW MARKS LYFT'S MOST SIGNIFICANT EXPANSION OUTSIDE OF NORTH AMERICA

- Nearly doubles our total addressable market to more than 300 billion personal vehicle trips per year.
- Increases annualized Gross Bookings by approximately €1 billion.
- Diversifies revenue streams.
- Supports Lyft's multi-year targets.
- Expected to close in the second half of 2025, subject to customary closing conditions.

Lyft is in its strongest position ever, and we are confident in our ability to hit our long-term financial targets and take advantage of the massive opportunity we see ahead.

Every vote counts. VOTE TODAY.

Our board of directors does NOT endorse the election of Engine Capital's nominees and urges you to vote "**FOR**" only the nominees recommended by our board of directors: **Sean Aggarwal, Jill Beggs, Ariel Cohen** and **Betsey Stevenson.**

We urge you to protect the value of your investment in Lyft by following the instructions on the **WHITE** proxy card to vote "**FOR**" the nominees and proposals recommended by our board of directors and to disregard any materials and NOT to sign, return or vote using any BLUE proxy card sent to you by or on behalf of Engine Capital, even as a protest vote.

How to Vote →



Contact

INVESTORS

Aurélien Nolf, Investor Relations
investor@lyft.com

MEDIA

Terra Carmichael, Communications
press@lyft.com

Eric Brielmann / Jed Repko
Joele Frank, Wilkinson Brimmer Katcher
212-895-8600

QUESTIONS?

If you have any questions or require assistance with voting your WHITE proxy card, please contact our proxy solicitation firm:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders may call toll-free at (877) 750-0926
Banks and brokers may call collect at (212) 750-5833

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Privacy Policy


WRONG
WAY

What You Need to Know About Engine Capital

Engine Capital's Actions

1. Engine owns less than 1% of our common stock.

2. Members of our board of directors and management team, including CEO David Risher, have engaged extensively with Engine Capital over the past several months in an attempt to better understand their views and share ours.

3. As part of good faith efforts to seek a resolution that would avoid a costly and time-consuming proxy contest, the board of directors' Nominating and Corporate Governance Committee closely, and with an open mind, reviewed the qualifications of the two director candidates put forth by Engine Capital.

4. Ultimately, we determined that the skills or experiences that each candidate would bring were neither additive nor complementary to the Board's current composition.

5. We're already undertaking many of the actions suggested by Engine Capital—and, because we constantly dive deep to understand the needs of our customers and shareholders, we were executing these moves long before they were suggested.

6. We believe that Engine Capital's self-serving campaign would derail our compelling value creation strategy.

We believe Engine's self-serving campaign would derail our compelling strategy and is not in the best interests of all our stockholders at this time.

Every vote counts. VOTE TODAY.

Our board of directors does NOT endorse the election of Engine Capital's nominees and urges you to vote "**FOR**" only the nominees recommended by our board of directors: **Sean Aggarwal, Jill Beggs, Ariel Cohen** and **Betsey Stevenson.**

We urge you to protect the value of your investment in Lyft by following the instructions on the **WHITE** proxy card to vote "**FOR**" the nominees and proposals recommended by our board of directors and to disregard any materials and NOT to sign, return or vote using any BLUE proxy card sent to you by or on behalf of Engine Capital, even as a protest vote.

How to Vote →



Contact

INVESTORS

Aurélien Nolf, Investor Relations
investor@lyft.com

MEDIA

Terra Carmichael, Communications
press@lyft.com

Eric Brielmann / Jed Repko
Joele Frank, Wilkinson Brimmer Katcher
212-895-8600

QUESTIONS?

If you have any questions or require assistance with voting your WHITE proxy card, please contact our proxy solicitation firm:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders may call toll-free at (877) 750-0926
Banks and brokers may call collect at (212) 750-5833

WANT UPDATES? SIGN UP HERE.

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Stockholder Resources

Stockholder Letters

May 2, 2025	Stockholder Letter #1	Download PDF →

SEC Filings

April 24, 2025	2025 Proxy Statement	View Filing →

Every vote counts. VOTE TODAY.

Our board of directors does NOT endorse the election of Engine Capital's nominees and urges you to vote "**FOR**" only the nominees recommended by our board of directors: **Sean Aggarwal, Jill Beggs, Ariel Cohen** and **Betsey Stevenson.**

We urge you to protect the value of your investment in Lyft by following the instructions on the **WHITE** proxy card to vote "**FOR**" the nominees and proposals recommended by our board of directors and to disregard any materials and NOT to sign, return or vote using any BLUE proxy card sent to you by or on behalf of Engine Capital, even as a protest vote.

How to Vote →



Contact

INVESTORS

Aurélien Nolf, Investor Relations
investor@lyft.com

MEDIA

Terra Carmichael, Communications
press@lyft.com

Eric Brielmann / Jed Repko
Joele Frank, Wilkinson Brimmer Katcher
212-895-8600

QUESTIONS?

If you have any questions or require assistance with voting your WHITE proxy card, please contact our proxy solicitation firm:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders may call toll-free at (877) 750-0926
Banks and brokers may call collect at (212) 750-5833

WANT UPDATES? SIGN UP HERE.

Name

Email Address

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How to Vote

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold.

YOUR VOTE IS VERY IMPORTANT

Whether or not you plan to attend the annual meeting, your board of directors recommends you vote using the **WHITE** proxy card provided by management to vote:

"**FOR**" the nominees and proposals recommended by our board of directors, as soon as possible:

- Sean Aggarwal
- Jill Beggs
- Ariel Cohen
- Betsey Stevenson

"AGAINST" Engine Capital's nominees.

Voting your shares by proxy ensures that if you are unable to attend the Annual Meeting, your shares will be voted at the Annual Meeting. Voting now will not limit your right to change your vote or to attend the Annual Meeting.

On behalf of your board of directors and management team, thank you for your continued support.

WHITE PROXY CARD

Nominees RECOMMENDED by the Board of Directors

	FOR	WITHHOLD
1a. Sean Aggarwal	☑	☐
1b. Jill Beggs	☑	☐
1c. Ariel Cohen	☑	☐
1d. Betsey Stevenson	☑	☐

Nominees OPPOSED by the Board of Directors

	FOR	WITHHOLD
1e. Alan L. Bazaar	☐	☐
1f. Daniel B. Silvers	☐	☐

Voting Methods

FOLLOW THE INSTRUCTIONS ON THE WHITE PROXY MATERIALS SENT TO YOU BY LYFT.

Depending on how you own your shares, you may be able to vote via the internet, by telephone or by returning a signed and dated card in the mail.

If you have any questions or require assistance with voting your WHITE proxy card, please contact our proxy solicitation firm:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll-free at (877) 750-0926
Banks and brokers may call collect at (212) 750-5833

You may receive a proxy statement, BLUE proxy card and other solicitation materials from Engine Capital asking you to vote for their candidates. Our board of directors strongly urges you NOT to sign or return any BLUE proxy card sent to you by Engine Capital, even as a protest vote.

If you have previously submitted a BLUE proxy card, you can revoke that proxy or form at any time by signing, dating and mailing the **WHITE** proxy card or following the instructions on the **WHITE** proxy card to vote via the Internet or by telephone.

Contact

INVESTORS

Aurélien Nolf, Investor Relations
investor@lyft.com

MEDIA

Terra Carmichael, Communications
press@lyft.com

Eric Brielmann / Jed Repko
Joele Frank, Wilkinson Brimmer Katcher
212-895-8600

QUESTIONS?

If you have any questions or require assistance with voting your WHITE proxy card, please contact our proxy solicitation firm:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders may call toll-free at (877) 750-0926
Banks and brokers may call collect at (212) 750-5833

WANT UPDATES? SIGN UP HERE.

Name

Email Address

Submit